INCOME TAXES (Details)	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
INCOME TAXES (Details)
Federal statutory tax rate	21.00%	21.00%
State tax, net of federal benefit	6.00%	6.00%
Total tax rate	27.00%	27.00%
Allowance	(27.00%)	(27.00%)
Effective tax rate	0.00%	0.00%